Exhibit 4.01

SUPPLEMENTAL TRUST INDENTURE
FROM
NORTHERN STATES POWER COMPANY
(A MINNESOTA CORPORATION)
TO
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
DATED AUGUST 1, 2015
SUPPLEMENTAL TO TRUST INDENTURE
DATED FEBRUARY 1, 1937
AND
SUPPLEMENTAL AND RESTATED
TRUST INDENTURE
DATED MAY 1, 1988

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TABLE OF CONTENTS
(continued)

Page

Section 5.06	27

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Supplemental Trust Indenture, made effective as of the 1st day of August, 2015, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis, Minnesota (the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under and by virtue of the laws of the United States, having a corporate trust office in the City of Chicago, Illinois (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”), party of the second part;
WITNESSETH:
WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the “Predecessor Company”) has heretofore executed and delivered to the Trustee its Trust Indenture (the “1937 Indenture”), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then-owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and
WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
February 1, 1944	Series due February 1, 1974 (retired)
October 1, 1945	Series due October 1, 1975 (retired)
July 1, 1948	Series due July 1, 1978 (retired)
August 1, 1949	Series due August 1, 1979 (retired)
June 1, 1952	Series due June 1, 1982 (retired)

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Date of Supplemental Trust Indenture	Designation of Series
October 1, 1954	Series due October 1, 1984 (retired)
September 1, 1956	Series due 1986 (retired)
August 1, 1957	Series due August 1, 1987 (redeemed)
July 1, 1958	Series due July 1, 1988 (retired)
December 1, 1960	Series due December 1, 1990 (retired)
August 1, 1961	Series due August 1, 1991 (retired)
June 1, 1962	Series due June 1, 1992 (retired)
September 1, 1963	Series due September 1, 1993 (retired)
August 1, 1966	Series due August 1, 1996 (redeemed)
June 1, 1967	Series due June 1, 1995 (redeemed)
October 1, 1967	Series due October 1, 1997 (redeemed)
May 1, 1968	Series due May 1, 1998 (redeemed)
October 1, 1969	Series due October 1, 1999 (redeemed)
February 1, 1971	Series due March 1, 2001 (redeemed)
May 1, 1971	Series due June 1, 2001 (redeemed)
February 1, 1972	Series due March 1, 2002 (redeemed)
January 1, 1973	Series due February 1, 2003 (redeemed)
January 1, 1974	Series due January 1, 2004 (redeemed)
September 1, 1974	Pollution Control Series A (redeemed)
April 1, 1975	Pollution Control Series B (redeemed)
May 1, 1975	Series due May 1, 2005 (redeemed)
March 1, 1976	Pollution Control Series C (retired)
June 1, 1981	Pollution Control Series D, E and F (redeemed)
December 1, 1981	Series due December 1, 2011 (redeemed)
May 1, 1983	Series due May 1, 2013 (redeemed)
December 1, 1983	Pollution Control Series G (redeemed)
September 1, 1984	Pollution Control Series H (redeemed)
December 1, 1984	Resource Recovery Series I (redeemed)
May 1, 1985	Series due June 1, 2015 (redeemed)
September 1, 1985	Pollution Control Series J, K and L (redeemed)
July 1, 1989	Series due July 1, 2019 (redeemed)
June 1, 1990	Series due June 1, 2020 (redeemed)
October 1, 1992	Series due October 1, 1997 (retired)
April 1, 1993	Series due April 1, 2003 (retired)
December 1, 1993	Series due December 1, 2000 (retired), and December 1, 2005 (retired)
February 1, 1994	Series due February 1, 1999 (retired)
October 1, 1994	Series due October 1, 2001 (retired)
June 1, 1995	Series due July 1, 2025
April 1, 1997	Pollution Control Series M (redeemed), N (redeemed), O (redeemed) and P (redeemed)
March 1, 1998	Series due March 1, 2003 (retired), and March 1, 2028
May 1, 1999	Resource Recovery Series Q (retired)
June 1, 2000	Resource Recovery Series R (retired); and

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WHEREAS, on August 18, 2000, New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and
WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company’s subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture (as hereinafter defined), were assumed by, the Company (the “Assignment”); and
WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and
WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures, which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions and agreements of the 1937 Indenture certain additional covenants, conditions and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

Date of Supplemental Trust Indenture	Designation of Series
June 1, 2002	Series due August 15, 2003 (retired)
July 1, 2002	Pollution Control Series S (redeemed)
August 1, 2002	Series A and Series B due August 28, 2012 (retired)
May 1, 2003	Series due 2004, extendible through 2006 (retired)
August 1, 2003	Series due August 1, 2006 (retired) and Series due August 1, 2010 (retired)
July 1, 2005	Series due July 15, 2035
May 1, 2006	Series due June 1, 2036
June 1, 2007	Series due July 1, 2037
March 1, 2008	Series due March 1, 2018
November 1, 2009	Series due November 1, 2039
August 1, 2010	Series due August 15, 2015 and Series due August 15, 2040
August 1, 2012	Series due August 15, 2022 and Series due August 15, 2042
May 1, 2013	Series due May 15, 2023
May 1, 2014	Series due May 15, 2044
WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the “Original Indenture”; and

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WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 which was recorded in the property records in various counties as set forth in Schedule B attached hereto (the “Restated Indenture”), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and
WHEREAS, the Restated Indenture became effective and operative on July 20, 2005; and
WHEREAS, the Original Indenture, the Restated Indenture and all trust indentures supplemental thereto are referred to herein collectively as the “Indenture”; and
WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, BNY Midwest Trust Company accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and
WHEREAS, pursuant to the Transfer and Assumption Agreement dated as of January 1, 2007 between BNY Midwest Trust Company and The Bank of New York Trust Company, N.A. (currently known as The Bank of New York Mellon Trust Company, N.A.), The Bank of New York Trust Company, N.A. accepted the rights, titles and interests of the trustee under the Indenture effective as of January 1, 2007; and
WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and
WHEREAS, the Company is desirous of providing for the creation of (a) a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due August 15, 2020” (the “Series 2020 Bonds”) and (b) a new series of First Mortgage Bonds, said new series of bonds to be designated “First Mortgage Bonds, Series due August 15, 2045” (the “Series 2045 Bonds” and, collectively with the Series 2020 Bonds, the “Bonds”) the bonds of each series to be issued as registered bonds without coupons in denominations of a multiple of $1,000 and integral multiples in excess thereof, and the bonds of each series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 2.03 hereof, to-wit:
(Form of Series 2020 and Series 2045 Bonds)

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NORTHERN STATES POWER COMPANY
(Incorporated under the laws of the State of Minnesota)

First Mortgage Bond
Series due August 15, [2020]**[2045]***

No. _______________	$________________

[Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]*
NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the “Company”), for value received, hereby promises to pay to Cede & Co. or its registered assigns, at the office of the Trustee, in the City of Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_____________] Dollars in lawful money of the United States of America, on the 15th day of August, [2020]** [2045]*** and to pay interest hereon from the date hereof at the rate of [2.20]** [4.00]*** percent per annum, in like money, until the Company’s obligation with respect to the payment of such principal sum shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 15th day of February and on the 15th day of August in each year, commencing on February 15, 2016 provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any February 15 or August 15 will be paid to the person in whose name this bond was registered at the close of business on the record date (the February 1 prior to such February 15 or the August 1 prior to such August 15 (whether or not a business day)). If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

*This legend to be included if the bonds are issued as a global bond in book-entry form.
** To be inserted in Series 2020 Bonds.
*** To be inserted in Series 2045 Bonds.

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[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS GLOBAL BOND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.] *
This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the “1937 Indenture”), as supplemented by 64 supplemental trust indentures (collectively, the “Supplemental Indentures”), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the “Restated Indenture”) and a new supplemental trust indenture for the bonds of this series (the “Supplemental Trust Indenture”), executed by the Company to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as trustee (the “Trustee”). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the Supplemental Trust Indenture, is referred to herein as the “Indenture.” The Restated Indenture amends and restates the 1937 Indenture and certain of the Supplemental Indentures and became effective and operative on July 20, 2005. Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.
With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company’s interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.
The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.
[At any time prior to July 15, 2020, the Company may redeem the bonds of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of

* This legend to be included if the bonds are issued as a global bond in book-entry form.

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such bonds of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on July 15, 2020 (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 10 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after July 15, 2020, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.]**
[At any time prior to February 15, 2045, the Company may redeem the bonds of this series, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such bonds of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this series being redeemed that would be due if such bonds matured on February 15, 2045 (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield (as defined below) plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after February 15, 2045, the Company may redeem, in whole or in part, the bonds of this series at 100% of the principal amount of such bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.]***
[“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on July 15, 2020) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.]**
[“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series being redeemed (assuming, for this purpose, that the bonds of this series matured on February 15, 2045) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series being redeemed.]***
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of the Reference Treasury Dealer Quotations for the date fixed for redemption.
Independent Investment Banker” means each of BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, or their respective successors or, if such firms or their

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respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, and a Primary Treasury Dealer selected by each of BNY Mellon Capital Markets, LLC and Mitsubishi UFJ Securities (USA), Inc., and any other Primary Treasury Dealer designated by, and not affiliated with, BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., and Morgan Stanley & Co. LLC, or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.
“Treasury Yield” means, for any date fixed for redemption, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the date fixed for redemption. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.
Bonds of this series are not subject to a sinking fund.
This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in the City of Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon

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surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.
Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.
No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.
The Company shall not be required to issue, transfer or exchange any bond of this series during a period of 10 days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.
No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.
This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee under the Indenture, or its successor thereunder.
IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated: ____________ Attest:	NORTHERN STATES POWER COMPANY By: _______________________________ Vice President
(Form of Trustee’s Certificate)
This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee By:_______________________________ Authorized Officer
Dated:
and
WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of May 1, 2014; and
WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and
WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company; and
WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;
Now, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with The Bank of New York Mellon Trust Company, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

ARTICLE I.
SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY
TO THE LIEN OF THE INDENTURE
SECTION 1.01. The Company, in order to better secure the payment, of both the principal and interest, of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set

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over and confirm, to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in the schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products and profits thereof;
Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services and meters; telephone plant and related distribution systems; trucks and trailers; office, shop and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;
Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;
All the estate, right, title, interest and claim, whatsoever, at law as well as in equity, which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, upon the occurrence and continuation of a Completed Default as defined in the Indenture, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate or otherwise dispose of any or all of such property so retained in its possession, free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such Completed Default under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

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To have and to hold all said property, real, personal and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to Permitted Encumbrances and to the further reservations, covenants, conditions, uses and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.
ARTICLE II.
FORM AND EXECUTION OF SERIES 2020 BONDS AND 2045 BONDS
SECTION 2.01. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due August 15, 2020, each of which shall bear the descriptive title “First Mortgage Bonds, Series due August 15, 2020,” (such bonds, the “Series 2020 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2020 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2020 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $300,000,000. The Series 2020 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the public offering price and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2020 Bonds. Any such additional Series 2020 Bonds, together with the Series 2020 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $600,000,000. The Series 2020 Bonds shall mature on August 15, 2020, and shall be issued as registered bonds without coupons in denominations of $1,000, and integral multiples in excess thereof. The Series 2020 Bonds shall bear interest at a rate of 2.20% per annum on the principal amount thereof payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2016, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2020 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2020 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

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As long as there is no existing default in the payment of interest on the Series 2020 Bonds, the person in whose name any Series 2020 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2020 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2020 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any Series 2020 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2020 Bond may be listed, and upon such notice as may be required by such exchange.
The term “Record Date” as used in this Section 2.01 with respect to any interest payment date (February 15 or August 15) shall mean the February 1 prior to such February 15 or the August 1 prior to such August 15 (whether or not a business day).
As used in this Section 2.01, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.
The “Special Record Date” as used in this Section 2.01 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2020 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.01. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2020 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2020 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.01.
The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2020 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.01, such payment shall be deemed practicable by the Trustee.

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SECTION 2.02. There is hereby created, for issuance under the Indenture, a series of bonds designated Series due August 15, 2045, each of which shall bear the descriptive title “First Mortgage Bonds, Series due August 15, 2045,” (such bonds, the “Series 2045 Bonds”) and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Series 2045 Bonds may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. The Series 2045 Bonds shall initially be authenticated and delivered in the aggregate principal amount of $300,000,000. The Series 2045 Bonds may be reopened and additional bonds of said series may be issued in excess of the amount initially authenticated and delivered, provided that such additional bonds of said series will contain the same terms (including the maturity date and interest payment terms), except for the public offering price and the issue date, and, if applicable, except for the initial interest payment date and initial interest accrual date, as the other Series 2045 Bonds. Any such additional Series 2045 Bonds, together with the Series 2045 Bonds initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $900,000,000. The Series 2045 Bonds shall mature on August 15, 2045, and shall be issued as registered bonds without coupons in denominations of $1,000, and integral multiples in excess thereof. The Series 2045 Bonds shall bear interest at a rate of 4.00% per annum on the principal amount thereof payable semi-annually on February 15 and August 15 of each year, commencing February 15, 2016, and the principal shall be payable at the office of the Trustee in the City of Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America, and the interest shall be payable in like money at the option of the person entitled to such interest either at said office of the Trustee in the City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York. Interest on the Series 2045 Bonds shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. If any interest payment date or date on which the principal of this bond is required to be paid is not a business day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding business day with the same force and effect as if made on such interest payment date or date on which the principal of this bond is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such interest payment date or the date on which the principal of this bond is required to be paid. The Series 2045 Bonds shall be dated as of the date of authentication thereof by the Trustee. The term “business day” shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.
As long as there is no existing default in the payment of interest on the Series 2045 Bonds, the person in whose name any Series 2045 Bond is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such Series 2045 Bond subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such Series 2045 Bond is registered on the Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder

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of any Series 2045 Bond not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2045 Bond may be listed, and upon such notice as may be required by such exchange.
The term “Record Date” as used in this Section 2.02 with respect to any interest payment date (February 15 or August 15) shall mean the February 1 prior to such February 15 or the August 1 prior to such August 15 (whether or not a business day).
As used in this Section 2.02, the term “default in the payment of interest” means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.
The “Special Record Date” as used in this Section 2.02 shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Series 2045 Bond and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 2.02. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of the Series 2045 Bonds, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the Series 2045 Bonds are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this Section 2.02.
The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series 2045 Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this Section 2.02, such payment shall be deemed practicable by the Trustee.
SECTION 2.03. At any time prior to July 15, 2020, the Company may redeem the Series 2020 Bonds, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2020 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2020 Bonds being redeemed that would be due if such Bonds matured on July 15, 2020 (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined below) plus 10 basis points,

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plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after July 15, 2020, the Company may redeem, in whole or in part, the Series 2020 Bonds at 100% of the principal amount of such Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.
At any time prior to February 15, 2045, the Company may redeem the Series 2045 Bonds, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount of such Series 2045 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Series 2045 Bonds being redeemed that would be due if such Bonds matured on February 15, 2045 (excluding the portion of any such accrued and unpaid interest to but excluding the date fixed for redemption), discounted to the date fixed for redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield (as defined below) plus 20 basis points, plus, in each case, accrued and unpaid interest thereon to but excluding the date fixed for redemption. At any time on or after February 15, 2045, the Company may redeem, in whole or in part, the Series 2045 Bonds at 100% of the principal amount of such Bonds being redeemed plus accrued and unpaid interest thereon to but excluding the date fixed for redemption.
“Comparable Treasury Issue” means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Bonds of the applicable series being redeemed (assuming for this purpose that the Series 2020 Bonds matured on July 15, 2020 and the Series 2045 Bonds matured on February 15, 2045) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of the applicable series being redeemed.
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the date fixed for redemption, after excluding the highest and lowest Reference Treasury Dealer Quotations for the date fixed for redemption, or (ii) if the Company obtains fewer than four of such Reference Treasury Dealer Quotations for the date fixed for redemption, the average of all of the Reference Treasury Dealer Quotations for the date fixed for redemption.
“Independent Investment Banker” means each of BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, or their respective successors or, if such firms or their respective successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, and a Primary Treasury Dealer selected by each of BNY Mellon Capital Markets, LLC and Mitsubishi UFJ Securities (USA), Inc., and any other Primary Treasury Dealer designated by, and not affiliated with, BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., Mizuho

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Securities USA Inc., and Morgan Stanley & Co. LLC, or their respective successors, provided, however, that if any of the foregoing or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any date fixed for redemption, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., Eastern time, on the third business day preceding the date fixed for redemption.
“Treasury Yield” means, for any date fixed for redemption, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the applicable Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to such Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the applicable Comparable Treasury Issue, calculated using a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the date fixed for redemption. The Treasury Yield will be calculated on the third business day preceding the date fixed for redemption.
The Company may redeem, in whole or in part, the Series 2020 Bonds without redeeming the Series 2045 Bonds or the Series 2045 Bonds without redeeming the Series 2020 Bonds.
Neither the Series 2020 Bonds nor the Series 2045 Bonds are subject to a sinking fund.
The redemption prices of the Bonds need not be specified in any temporary bond of said series if an appropriate reference be made in said temporary bond to the provision of this Section.
For purposes of Section 10.02 of the Indenture, the redemption price to be set forth in the notice of any redemption of the Series 2020 Bonds occurring prior to July 15, 2020 or of the Series 2045 Bonds occurring prior to February 15, 2045 may be the manner of calculation thereof. The Company shall give the Trustee notice of such redemption price promptly after the calculation thereof and the Trustee shall not be responsible for any such calculation.
SECTION 2.04. The registered owner of any Bond or Bonds of a series, at his, her or its option, may surrender the same with other Bonds of such series at the office of the Trustee in the

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City of Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 2.05 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered Bonds to such registered owner at its office or at any other place specified as aforesaid.
Notwithstanding any other provisions of the Indenture to the contrary, the Company shall not be required to issue, transfer or exchange any Bond of a series during a period of ten (10) days next preceding any selection of Bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any Bond called or being called for redemption in its entirety or to transfer or exchange the called portion of a Bond which has been called for partial redemption.
SECTION 2.05. No charge shall be made by the Company for any exchange or transfer of Bonds other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.
SECTION 2.06. The Bonds shall be executed on behalf of the Company by its President or one of its Vice Presidents, and its corporate seal shall be thereunto affixed, or printed, lithographed or engraved thereon, in facsimile, and attested by the signature of its Secretary or one of its Assistant Secretaries. Any such signatures may be manual or facsimile signatures and may be imprinted or otherwise reproduced. In case any of the officers who shall have signed any Bonds or attested the seal thereon shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested on behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.
SECTION 2.07. (a) Except as provided in subsections (c) and (g) of this Section 2.07, the registered holder of all of the Series 2020 Bonds and the Series 2045 Bonds shall be The Depository Trust Company (“DTC”) and such Bonds shall be registered in the name of Cede & Co., as nominee for DTC. Payment of principal of, premium, if any, and interest on any Bonds registered in the name of Cede & Co. shall be made by transfer of New York Federal or equivalent immediately available funds with respect to the Bonds to the account of Cede & Co. on each such payment date for the Bonds at the address indicated for Cede & Co. in the bond register kept by the Trustee.
(b)    The Series 2020 Bonds and the Series 2045 Bonds shall each be initially issued in the form of one or more separate single authenticated fully registered certificates in the respective aggregate principal amount of such series of Bonds. Upon initial issuance, the ownership of such Bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. The Trustee and the Company may treat DTC (or its

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nominee) as the sole and exclusive registered holder of the Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on the Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in subsection (g) below of this Section 2.07; and neither the Trustee nor the Company shall be affected by any notice to the contrary. Neither the Trustee nor the Company shall have any responsibility or obligation to any of DTC’s participants (each, a “Participant”), any person claiming a beneficial ownership in the Bonds under or through DTC or any Participant (each, a “Beneficial Owner”) or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to (1) the accuracy of any records maintained by DTC or any Participant; (2) the payment by DTC or any Participant of any amount in respect of the principal of, premium, if any, or interest on the Bonds; (3) the delivery by DTC or any Participant of any notice to any Beneficial Owner which is permitted or required to be given to registered holders under the Indenture of the Bonds; (4) the selection of the Beneficial Owners to receive payment in the event of any partial redemption of the Bonds; or (5) any consent given or other action taken by DTC as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Bonds registered in the name of Cede & Co. only to or “upon the order of” (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Company’s obligations with respect to the principal of, premium, if any, and interest on such Bonds to the extent of the sum or sums so paid. Except as otherwise provided in subsections (c) and (g) below of this Section 2.07, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Bonds. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture with respect to transfers of bonds, the word “Cede & Co.” in this Supplemental Trust Indenture shall refer to such new nominee of DTC.
(c)    If the Company in its discretion determines that it is in the best interest of the Beneficial Owners that they be able to obtain bond certificates for the Series 2020 Bonds or Series 2045 Bonds or there shall have occurred and be continuing a Completed Default with respect to one or both series of Bonds, the Company shall notify DTC and the Trustee, whereupon DTC will notify the Participants of the availability through DTC of bond certificates for such series of Bonds. In such event, the Trustee shall issue, transfer and exchange bond certificates as requested by DTC in appropriate amounts pursuant to Article II of the Restated Indenture and Section 2.04 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates if the Company makes such a determination under this Section 2.07(c). DTC may determine to discontinue providing its services with respect to a series of Bonds at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company) to deliver bond certificates for such series of Bonds as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever DTC requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to

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cooperate with DTC in taking appropriate action after reasonable notice (i) to make available one or more separate certificates evidencing the Bonds to any Participant or (ii) to arrange for another book-entry depository to maintain custody of certificates evidencing the Bonds registered in the name of such depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for such series of Bonds (except as provided in subsection (g) below of this Section 2.07). After such agreement has become effective, DTC shall present the Bonds of the applicable series for registration of transfer in accordance with Section 2.12 of the Restated Indenture, and the Trustee shall register them in the name of the successor book-entry depository or its nominee and all references thereafter to DTC shall be to such successor book-entry depository. If a successor book-entry depository has not accepted such position before the effective date of DTC’s termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the Bonds of the applicable series.
(d)    Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Bonds and all notices with respect to such Bonds shall be made and given, respectively, to DTC as provided in the blanket representation letter between DTC and the Company. The Trustee is hereby authorized and directed to comply with all terms of the representation letter to the extent applicable to the Trustee.
(e)    In connection with any notice or other communication to be provided pursuant to the Indenture for the Bonds by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the Bonds, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to DTC shall be given only when DTC is the sole registered holder.
(f)    NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY PARTICIPANT; (2) THE PAYMENT BY DTC OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS; (3) THE DELIVERY BY DTC OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC AS A REGISTERED HOLDER.

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SO LONG AS CEDE & CO. IS THE REGISTERED HOLDER OF THE BONDS AS NOMINEE OF DTC, REFERENCES HEREIN TO REGISTERED HOLDERS OF THE BONDS SHALL MEAN CEDE & CO. AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE BONDS NOR THE PARTICIPANTS.
(g)    The Company, in its sole discretion, may terminate the services of DTC with respect to a series of Bonds if the Company determines that: (i) DTC (x) is unable to discharge its responsibilities with respect to such series of Bonds or (y) at any time ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended; or (ii) there shall have occurred and be continuing a Completed Default with respect to either series of Bonds. The Company, in its sole discretion and subject to DTC’s procedures, may terminate the services of DTC with respect to either series of Bonds if the Company determines that a continuation of the requirement that all of the outstanding Bonds of such series be registered with the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of the Bonds. After such event and if no substitute book-entry depository is appointed by the Company, the bond certificates for the Series 2020 Bonds and the Series 2045 Bonds will be delivered as described in the Indenture.
(h)    Upon the termination of the services of DTC with respect to the Bonds pursuant to subsections (c) or (g) of this Section 2.07 after which no substitute book-entry depository is appointed, the Bonds shall be registered in whatever name or names holders transferring or exchanging Bonds shall designate in accordance with the provisions of the Indenture.
ARTICLE III.
APPOINTMENT OF AUTHENTICATING AGENT
SECTION 3.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Series 2020 Bonds and/or Series 2045 Bonds in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.
SECTION 3.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation, trust company or banking association organized and doing business under the laws of the United States or of any State, shall be authorized under such laws to act as authenticating agent, shall have a combined capital and surplus of at least $10,000,000 and shall be subject to supervision or examination by Federal or State authority. If such corporation, trust company or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 3.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.
(b)    Any corporation, trust company or banking association into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation, trust company or banking association resulting from any merger, conversion or consolidation to which any authenticating agent shall be a party, or any corporation, trust

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company or banking association succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.
(c)    Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 3.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 3.02.
(d)    The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of Section 3.01 and this Section 3.02, reasonable compensation for its services.
SECTION 3.03. If an appointment is made pursuant to this Article III, the registered Series 2020 Bonds or Series 2045 Bonds, as applicable, shall have endorsed thereon, in addition to the Trustee’s Certificate, an alternate Trustee’s Certificate in the following form:

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(Form of Trustee’s Certificate)
This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee By: Authenticating Agent
By: Authorized Officer
Dated: ____________________________

SECTION 3.04. No provision of this Article III shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.
ARTICLE IV.
FINANCING STATEMENT TO COMPLY WITH
THE UNIFORM COMMERCIAL CODE
SECTION 4.01. The name and address of the debtor and secured party are set forth below:

Debtor:	Northern States Power Company 414 Nicollet Mall Minneapolis, Minnesota 55401
Secured Party:	The Bank of New York Mellon Trust Company, N.A., Trustee 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602
NOTE: Northern States Power Company, the debtor above named, is “a transmitting utility” under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.
SECTION 4.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.
SECTION 4.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust

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Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

First Mortgage Bonds	Principal Amount
Series due July 1, 2025	$250,000,000
Series due March 1, 2028	$150,000,000
Series due July 15, 2035	$250,000,000
Series due June 1, 2036	$400,000,000
Series due July 1, 2037	$350,000,000
Series due March 1, 2018	$500,000,000
Series due November 1, 2039	$300,000,000
Series due August 15, 2015	$250,000,000
Series due August 15, 2040	$250,000,000
Series due August 15, 2022	$300,000,000
Series due August 15, 2042	$500,000,000
Series due May 15, 2023	$400,000,000
Series due May 15, 2044	$300,000,000
Series due August 15, 2020	$300,000,000
Series due August 15, 2045	$300,000,000

SECTION 4.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.
SECTION 4.05. The 1937 Indenture, the Restated Indenture and the prior Supplemental Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture Dated February 1, 1937	Supplemental Indenture Dated October 1, 1954
Supplemental Indenture Dated June 1, 1942	Supplemental Indenture Dated September 1, 1956
Supplemental Indenture Dated February 1, 1944	Supplemental Indenture Dated August 1, 1957
Supplemental Indenture Dated October 1, 1945	Supplemental Indenture Dated July 1, 1958
Supplemental Indenture Dated July 1, 1948	Supplemental Indenture Dated December 1, 1960
Supplemental Indenture Dated August 1, 1949	Supplemental Indenture Dated August 1, 1961
Supplemental Indenture Dated June 1, 1952	Supplemental Indenture Dated June 1, 1962

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Supplemental Indenture Dated September 1, 1963	Supplemental Indenture Dated September 1, 1984
Supplemental Indenture Dated August 1, 1966	Supplemental Indenture Dated December 1, 1984
Supplemental Indenture Dated June 1, 1967	Supplemental Indenture Dated May 1, 1985
Supplemental Indenture Dated October 1, 1967	Supplemental Indenture Dated September 1, 1985
Supplemental Indenture Dated May 1, 1968	Supplemental and Restated Indenture Dated May 1, 1988
Supplemental Indenture Dated October 1, 1969	Supplemental Indenture Dated July 1, 1989
Supplemental Indenture Dated February 1, 1971	Supplemental Indenture Dated June 1, 1990
Supplemental Indenture Dated May 1, 1971	Supplemental Indenture Dated October 1, 1992
Supplemental Indenture Dated February 1, 1972	Supplemental Indenture Dated April 1, 1993
Supplemental Indenture Dated January 1, 1973	Supplemental Indenture Dated December 1, 1993
Supplemental Indenture Dated January 1, 1974	Supplemental Indenture Dated February 1, 1994
Supplemental Indenture Dated September 1, 1974	Supplemental Indenture Dated October 1, 1994
Supplemental Indenture Dated April 1, 1975	Supplemental Indenture Dated June 1, 1995
Supplemental Indenture Dated May 1, 1975	Supplemental Indenture Dated April 1, 1997
Supplemental Indenture Dated March 1, 1976	Supplemental Indenture Dated March 1, 1998
Supplemental Indenture Dated June 1, 1981	Supplemental Indenture Dated May 1, 1999
Supplemental Indenture Dated December 1, 1981	Supplemental Indenture Dated June 1, 2000
Supplemental Indenture Dated May 1, 1983	Supplemental Indenture Dated August 1, 2000
Supplemental Indenture Dated December 1, 1983	Supplemental Indenture Dated June 1, 2002

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Supplemental Indenture Dated July 1, 2002	Supplemental Indenture Dated March 1, 2008
Supplemental Indenture Dated August 1, 2002	Supplemental Indenture Dated November 1, 2009
Supplemental Indenture Dated May 1, 2003	Supplemental Indenture Dated August 1, 2010
Supplemental Indenture Dated August 1, 2003	Supplemental Indenture Dated August 1, 2012
Supplemental Indenture Dated July 1, 2005	Supplemental Indenture Dated May 1, 2013
Supplemental Indenture Dated May 1, 2006	Supplemental Indenture Dated May 1, 2014
Supplemental Indenture Dated June 1, 2007

SECTION 4.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.
ARTICLE V.
MISCELLANEOUS
SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee’s certificate) and the Trustee shall incur no responsibility in respect of such matters.
SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the Indenture.
SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.
(b)    In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal or unenforceable in any

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respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.
SECTION 5.04. Wherever in this Supplemental Trust Indenture the word “Indenture” is used without the prefix “1937,” “Original,” “Restated,” or “Supplemental,” such word was used intentionally to include in its meaning both the 1937 Indenture, as amended and restated by the Restated Indenture, and all indentures supplemental thereto.
SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.
SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
(b)    The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture shall not exceed $600,000,000, consisting of the Series 2020 Bonds in the aggregate principal amount of $300,000,000 and the Series 2045 Bonds in the aggregate principal amount of $300,000,000.

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IN WITNESS WHEREOF, on this 4th day of August, A.D. 2015, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture effective August 1, 2015, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (as successor trustee to Harris Trust and Savings Bank and BNY Midwest Trust Company), a national banking association, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name to be hereunto affixed, and this Supplemental Trust Indenture effective August 1, 2015, to be signed by its President, a Vice President or an Assistant Vice President.

NORTHERN STATES POWER COMPANY /s/ Brian J. Van Abel By: Brian J. Van Abel Its: Vice President and Treasurer
Attest: /s/ Tara M. Heine By: Tara M. Heine Its: Assistant Secretary
Executed by Northern States Power Company in the presence of: /s/ Mary P. Schell Witness: Mary P. Schell /s/ Lucas A. Asmus Witness: Lucas A. Asmus	(CORPORATE SEAL)

[Signature page to Supplemental Indenture]
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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee /s/ Michael Countryman By: Michael Countryman Its: Vice President

[Signature page to Supplemental Indenture]
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STATE OF MINNESOTA	)
	)	SS.:
COUNTY OF HENNEPIN	)

This instrument was acknowledged before me on August 4th, 2015 by Brian J. Van Abel as Vice President and Treasurer, and Tara M. Heine, as Assistant Secretary, of Northern States Power Company, a Minnesota corporation, on behalf of the corporation.

/s/ Sharon M. Quellhorst Sharon M. Quellhorst Notary Public My commission expires: January 31, 2020

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STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

Michael Countryman, being duly sworn, for himself deposes and says that he, the said Michael Countryman, is Vice President, of The Bank of New York Mellon Trust Company, N.A., the national banking association described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee; and Michael Countryman further says that said Supplemental Trust Indenture was executed in good faith.

/s/ Michael Countryman Michael Countryman

STATE OF ILLINOIS	)
	)	SS.:
COUNTY OF COOK	)

On this 3rd day of August, A.D. 2015, before me, Colleen Sketch, a Notary Public in and for said County in the State aforesaid, personally appeared Michael Countryman to me personally known, and to me known to be a Vice President of The Bank of New York Mellon Trust Company, N.A., the national banking association described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, did say that Michael Countryman is a Vice President of The Bank of New York Mellon Trust Company, N.A., the national banking association; and that said instrument was executed on behalf of said association by authority of its board of directors; and said Michael Countryman acknowledged said instrument to be the free act and deed of said association and that such association executed the same.
WITNESS my hand and notarial seal, this 3rd day of August, A.D. 2015.

/s/ Colleen Sketch Colleen Sketch Notary Public, State of Illinois My commission expires: May 20, 2017
(NOTARY SEAL)

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SCHEDULE A

The property referred to in Article I of the foregoing Supplemental Trust Indenture from Northern States Power Company to The Bank of New York Mellon Trust Company N.A. as successor trustee to Harris Trust and Savings Bank, effective as of August 1, 2015, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Indenture.

I. PROPERTIES IN THE STATE OF MINNESOTA

1.	The following described real property, situate, lying and being in the County of Clay, to wit:

Barnesville Regulator Station

The South 190.00 feet of the East 150.00 feet of the East Half of the Northeast Quarter of Section 13, in Township 137 North, Range 46 West, Clay County, Minnesota.

2.	The following described real property, situate, lying and being in the County of Martin, to wit:

Crandall Substation

The North 703.00 feet of the West 786.00 feet of the Northwest Quarter of Section 16, Township 104 North, Range 33 West, Martin County, Minnesota.

3.	The following described real property, situate, lying and being in the County of Morrison, to wit:

Holdingford Regulator Station

The South 100.00 feet of the East 125.00 feet of the West 305.00 feet of the South 1/2 of the Southwest Quarter of the Southwest Quarter of Section 29, Township 127 North, Range 30 West, Morrison County, Minnesota.

4.	The following described real property, situate, lying and being in the County of Rice, to wit:

Veseli Substation aka Lonsdale Substation

All that part of the Northwest Quarter of Section 12, Township 112 North, Range 22 West described as follows: Beginning at the southwest corner of said Northwest Quarter of Section 12; thence North 89 degrees 34 minutes 26 seconds East 520.92 feet along the south line of said Northwest Quarter of Section 12; thence at a right angle North 00 degrees 25 minutes 34 seconds West 280.00 feet to the north line of the south 280.00 feet of said Northwest Quarter of Section 12; thence South 89 degrees 34 minutes 26 seconds West 518.30 feet along said north line of the south 280.00 feet to the west line of said

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Northwest Quarter of Section 12; thence South 00 degrees 06 minutes 38 seconds West 280.01 feet along said west line to the point of beginning.

And

All that part of the Northwest Quarter of the Southwest Quarter of Section 12, Township 112 North, Range 22 West, Rice County, Minnesota, described as follows: Commencing at the northwest corner of said Northwest Quarter of the Southwest Quarter of Section 12; thence North 89 degrees 34 minutes 26 seconds East 520.92 feet along the north line of said Northwest Quarter of the Southwest Quarter of Section 12 to the point of beginning; thence South 00 degrees 25 minutes 34 seconds East 166.04 feet to the south line of the North 5 acres of said Northwest Quarter of the Southwest Quarter of Section 12; thence South 89 degrees 34 minutes 26 seconds West 260.01 feet along said south line of the North 5 acres to the east line of the West 1 acre of the North 5 acres of said Northwest Quarter of the Southwest Quarter of Section 12; thence North 00 degrees 04 minutes 05 seconds East 166.05 feet to said north line of said Northwest Quarter of the Southwest Quarter of Section 12; thence North 89 degrees 34 minutes 26 seconds East 258.58 feet along said north line to the point of beginning.

5.	The following described real property, situate, lying and being in the County of Wright, to wit:

First Lake Substation

That part of the Southwest Quarter of the Southwest Quarter of Section 10, all in Township 121 North, Range 25 West, Wright County, Minnesota, described as follows:
The North 544.51 feet of the West 799.29 feet of the Southwest Quarter of the Southwest Quarter of Section 10, Township 121 North, Range 25 West, Wright County, Minnesota.

II. PROPERTIES IN THE STATE OF NORTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Rolette, to wit:

Peace Garden Substation

Outlot A located in the South Half of the Northwest Quarter (S1/2 NW1/4) of Section Two (2), Township 163 North, Range 69 West.

The following described real property, situate, lying and being in the County of Stutsman, to wit:

Courtenay Wind Farm

Rights of Northern States Power Company (successor by merger to Courtenay Wind Farm, LLC) under wind leases and easements and/or transmission easements

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covering the following parcels of real property located in Stutsman County, North Dakota.

Tract 1
Southwest Quarter (SW1/4) of Section 26, Township 144, Range 63, Stutsman County, North Dakota
PIN 39-2630000
Tract 2
Southeast Quarter (SE1/4) of Section 27, Township 144, Range 63, Stutsman County, North Dakota
PIN 39-2740000
Tract 3
Southwest Quarter (SW1/4) of Section 27, Township 144, Range 63, Stutsman County, North Dakota
PIN 39-2730000
Tract 4
North Half of Northeast Quarter (N1/2NE1/4) of Section 34, Township 144, Range 63, Stutsman County, North Dakota
PIN 39-3411000
Tract 5
South Half of Northeast Quarter (S1/2NE1/4) of Section 34, Township 144, Range 63, Stutsman County, North Dakota
PIN 39-3413000
Tract 6
Northwest Quarter of Southeast Quarter (NW1/4SE1/4) and East Half of Southeast Quarter (E1/2SE1/4) of Section 34 Township 144 Range 63, Stutsman County, North Dakota.
PIN 39-3441000

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Tract 7
Southwest Quarter of Southeast Quarter (SW1/4SE1/4) of Section 34 Township 144 Range 63, Stutsman County, North Dakota.
PIN 39-3443000
Tract 8
Northeast Quarter (NE1/4) (North of RY) of Section 35 Township 144 Range 63, Stutsman County, North Dakota
PIN 39-3511000
Tract 9
Northeast Quarter (NE1/4) (South of RY) of Section 35 Township 144 Range 63, Stutsman County, North Dakota
PIN 39-3513000
Tract 10
Northwest Quarter (NW1/4) of Section 35 Township 144 Range 63, Stutsman County, North Dakota
PIN 39-3520000
Tract 11
Southwest Quarter (SW1/4) of Section 35 Township 144 Range 63, Stutsman County, North Dakota
PIN 39-3530000
Tract 12
Southeast Quarter (SE1/4) of Section Thirty-five (35), Township One-Hundred Forty-Four (144) North, of Range Sixty-Three (63) West of the Fifth Principal Meridian, Stutsman County, North Dakota, South of the Railroad Right of Way, consisting of 157 acres, more or less, together with buildings and improvements thereon.
PIN 39-3540000
Tract 13
Southwest Quarter of Section 36 Township 144 Range 63, Stutsman County, North Dakota

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PIN 39-3630000
Tract 14
Southeast Quarter of Section 36 Township 144 Range 63, Stutsman County, North Dakota
PIN 36-3640000
Tract 15
Government Lots 1, 2 and 10 and Southeast Quarter of Northeast Quarter (comprising the fractional Northeast Quarter) of Section 1 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0110000
Tract 16
Government Lots 3, 4 and 5 (comprising the fractional Northwest Quarter) of Section 1 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0120000
Tract 17
Government Lots 1 and 2 and South Half of Northeast Quarter (comprising the fractional Northeast Quarter) of Section 2 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0210000
Tract 18
Northeast Quarter of Section 3 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0310000
Tract 19
North Half of Southeast Quarter of Section 3 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0341000
Tract 20
South Half of Southeast Quarter of Section 3 Township 143 Range 63, Stutsman County, North Dakota

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PIN 14-0343000
Tract 21
Southeast Quarter of Section 2 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0240000
Tract 22
Government Lots 6 and 7 and Southwest Quarter of Southwest Quarter (comprising the fractional Southwest Quarter) of Section 1 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0130000
Tract 23
Government Lots 8 and 9 and Northeast Quarter of Southeast Quarter (comprising the fractional Southeast Quarter) of Section 1 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0140000
Tract 24
Northeast Quarter of Section 9 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0910000
Tract 25
Northwest Quarter, less highway and USA parcels of Section 10 Township 143 Range 63, Stutsman County, North Dakota.
PIN 14-1020000
Tract 26
Northeast Quarter of Section 10 Township 143 North Range 63 West, Stutsman County, North Dakota
PIN 14-1010000
Tract 27
Northeast Quarter of Section 11 Township 143 Range 63, Stutsman County, North Dakota

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PIN 14-1110000
Tract 28
Government Lot 3, West Half of Northwest Quarter and Southeast Quarter of Northwest Quarter (comprising the fractional Northwest Quarter) of Section 12 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1220000
Tract 29
Northeast Quarter (NE ¼) Of Section (12), Township One Hundred Forty Three (143), Range Sixty Three (63) PIN 14-1210000
Tract 30
East 85 acres of Southeast Quarter of Section 12 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1241000
Tract 31
West 75 acres of Southeast Quarter of Section 12 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1242000
Tract 32
Southwest Quarter of Section 12 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1230000
Tract 33
Southeast Quarter of Section 11 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1140000
Tract 34
Southeast Quarter, less church and graveyard parcels all in Section 10 Township 143 Range 63, Stutsman County, North Dakota.
PIN 14-1040000

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Tract 35
Southwest Quarter of Section 10 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1030000
Tract 36
Southeast Quarter of Section 9 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-0940000
Tract 37
North Half of Northeast Quarter of Section 13 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1311000
Tract 38
South Half of Northeast Quarter of Section 13 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1313000
Tract 39
Northwest Quarter of Section 13 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1320000
Tract 40
Northeast Quarter of Section 14 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1410000
Tract 41
Northwest Quarter of Section 14 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1420000

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Tract 42
North Half of Northeast Quarter of Section 15 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1511000
Tract 43
South Half of Northeast Quarter of Section 15 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1513000
Tract 44
Northwest Quarter of Section 15 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1520000
Tract 45
Southwest Quarter of Section 15 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1530000
Tract 46
Southeast Quarter of Section 15 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1540000
Tract 47
Southwest Quarter of Section 13 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-13300000
Tract 48
Southwest Quarter of Section 14 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1430000

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Tract 49
North Half of Southeast Quarter of Section 13 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1341000
Tract 50
Southeast Quarter of Section 14 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1440000
Tract 51
South Half of Southeast Quarter of Section 13 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-1343000
Tract 52
Northwest Quarter of Section 22 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2220000
Tract 53
Northeast Quarter of Section 22 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2210000
Tract 54
Northwest Quarter of Section 23 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2310000
Tract 55
Northeast Quarter of Section 23 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2310000

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Tract 56
Northwest Quarter of Section 24 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2420000
Tract 57
Northeast Quarter of Section 24 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2410000
Tract 58
Intentionally Deleted from Project
Tract 59
Southeast Quarter of Section 23 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2340000
Tract 60
Southwest Quarter of Section 23 Township 143 Range 63, Stutsman County, North Dakota less and except Auditor’s Lot 23-1 Durham Township within Southwest Quarter of Sec. 23 Township 143 Range 63
PIN 14-2330000
Tract 61
Northeast Quarter of Section 25 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2510000
Tract 62
Northwest Quarter of Section 25 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2520000

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Tract 63
Northeast Quarter of Section 26 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2610000
Tract 64
Northwest Quarter of Section 26 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2620000
Tract 65
Southwest Quarter of Section 26 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2630000
Tract 66
Southeast Quarter of Section 26 Township 143 Range 63, Stutsman County, North Dakota less and except Auditor’s Lot 26-1, Durham Township
PIN 14-2640000
Tract 67
Southwest Quarter of Section 25 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2530000
Tract 68
Southeast Quarter of Section 25 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-2540000
Tract 69
Northeast Quarter of Section 36 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-3610000

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Tract 70
Northwest Quarter of Section 36 Township 143 Range 63, Stutsman County, North Dakota
Save and except: Commencing at the NW corner stake of the NW ¼, a line running due S. along the section line a distance of 29 rods, thence due E. 11 rods, thence due N. 29 rods to section line, thence due W. along said section line 11 rods to the POB
PIN 14-3620000
Tract 71
East Half of Northeast Quarter less highway right of way of Section 35 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-35110000
Tract 72
West Half of Northwest Quarter of Section 35 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-3522000
Tract 73
West Half of Southwest Quarter of Section 35 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-3532000
Tract 74
East Half of Southeast Quarter of Section 35 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-3541000
Tract 75
Southwest Quarter of Section 36 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-3630000

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Tract 76
Southeast Quarter of Section 36 Township 143 Range 63, Stutsman County, North Dakota
PIN 14-3640000
Tract 77
Government Lots 4 and 5 and Southeast Quarter of Northwest Quarter of Section 6, Township 143, Range 62, lying South of the Railroad Right of Way, Stutsman Co., ND
PIN 11-0623000
Tract 78
Government Lots 6 and 7 and East Half of Southwest Quarter (fractional Southwest Quarter) Section 6 Township 143 Range 62, Stutsman Co., ND
PIN 11-0630000
Tract 79 Adeline R. Mitchell as to a Life Estate
Southeast Quarter lying South of the Railroad Right of Way, Section 6 Township 143 Range 62, Stutsman Co., ND
PIN 11-0643000
Tract 80
Northwest Quarter less parcels of Section 7 Township 143 Range 62, Stutsman County, North Dakota.
PIN 11-07200000
Tract 81
West Half of Northeast Quarter and West Half of East Half of Northeast Quarter of Section 7 Township 143 Range 62, Stutsman County, North Dakota.
PIN 11-07120000
Less and Except A parcel of land in the Northeast Quarter of Section 7 Township 143 Range 62, Stutsman County, North Dakota, and more particularly described as follows: Beginning at a point 1692 ft. S.88°53’W. and 33 ft. S.1°11’E. from the NE corner of said NE¼ of Sec. 7-143-62, thence S.1°11’E. 310 ft., thence S.88°53’W. 210 ft., thence N.1°11’W. 310 ft., thence N.88°53’E. 210 ft. to the point of beginning.
PIN 11-0711012

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Tract 82
A parcel of land in the Northeast Quarter of Section 7 Township 143 Range 62, Stutsman County, North Dakota, and more particularly described as follows: Beginning at a point 1692 ft. S.88°53’W. and 33 ft. S.1°11’E. from the NE corner of said NE¼ of Sec. 7-143-62, thence S.1°11’E. 310 ft., thence S.88°53’W. 210 ft., thence N.1°11’W. 310 ft., thence N.88°53’E. 210 ft. to the point of beginning.
PIN 11-0711012
Tract 83
The East 60 acres of the Southwest Quarter of Section 8 Township 143 Range 62, subject to all public highways, rights of ways and easements, and excepting the following described parcels (a) 10 acres of land lying in the SW corner of the SW¼ of Sec. 8-143-62, more particularly described as follows: Commencing at the quarter stake at the SE corner of said quarter; running 40 rods West, thence 40 rods North, thence 40 rods East, thence 40 rods South to the said quarter stake at the place of beginning; (b) a parcel of land containing in all 12 acres, exclusive of the County Road, lying in the SW¼ of Sec. 8-143-62, more particularly described as follows: Commencing at a point on the quarter line, between the NW¼ and SW¼ of sec. 8-143-62, 522.12 feet East of the SW corner of the SE¼ of NW¼ Sec. 8-143-62, thence due Ease on the quarter section line 755 feet to the West line of county road, thence due South 692.35 feet, thence due West 755 feet, thence due North 692.35 feet to the point of beginning; (c) East 2 acres of a 4 acre tract described as follows: Beginning at a point 104.7 feet East of the NW corner of the NE¼ of SW¼ of said Sec. 8, thence running South 417.4 feet, thence East 417.4 feet, thence North 417.4 feet, thence West 417.4 feet to place of beginning, Stutsman Co., ND.
PIN 11-0834000
Tract 84
West 50 Acres of the Southwest Quarter of Section 8 Township 143 Range 62 and that portion of the Southwest Quarter of Section 8 Township 143 Range 62 more particularly described as follows: Same to commence at a point 50 rods East of the SW corner of said Sec. 8, thence running in an easterly direction along the South line of said Sec. 8 50 rods, thence running in a northerly direction at right angles with said mentioned line 160 rods unto the North line of said Southwest Quarter of Sec. 8, thence running in a westerly direction along the North line of said Southwest Quarter of Sec. 8 50 rods, thence running at right angles with said last mentioned line 160 rods to the point of beginning, excepting the North 27 rods of said tracts, Stutsman County, North Dakota.
PIN 11-0833000
Tract 85
Southeast Quarter of Section 7 Township 143 Range 62, Stutsman County, North Dakota.

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PIN 11-0740000
Tract 86
Southwest Quarter of Section 7 Township 143 Range 62, Stutsman County, North Dakota
PIN11-0730000
Tract 87
Northwest Quarter of Section 17 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1720000
Tract 88
Southwest Quarter of Section 17 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1730000
Tract 89
Northeast Quarter of Section 18 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1810000
Tract 90
Government Lots 1 and 2 and East Half of the Northwest Quarter (comprising the fractional Northwest Quarter) of Section 18 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1820000
Tract 91
Southeast Quarter of Section 18 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1840000
Tract 92
Southwest Quarter (SW1/4) of Section Eighteen (18), Township One Hundred Forty Three (143) Range Sixty Two (62), Stutsman County, North Dakota

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PIN 11-1830000
Tract 93
Northwest Quarter of Section 19 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1920000
Tract 94
Northeast Quarter of Section 19 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1910000
Tract 95
Northwest Quarter of Section 20 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2020000
Tract 96
North Half of Northeast Quarter of Section 20 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2011000
Tract 97
South Half of Northeast Quarter of Section 20 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2013000
Tract 98
Southwest Quarter of Section 19 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-1930000
Tract 99
Southeast Quarter of Section 19 Township 143 Range 62, Stutsman County, North Dakota

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PIN11-1940000
Tract 100
Southwest Quarter of Section 20 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2030000
Tract 101
Southeast Quarter of Section 20 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2040000
Tract 102
Northwest Quarter of Section 28 Township 143 Range 62 less and except Auditor’s Lot 28-1, Courtenay Township within the Northwest Quarter of Section 28 Township 143 Range 62, Stutsman County, North Dakota also being the same as
The Northwest Quarter (NW1/4) of Section Twenty-eight (28), Township One Hundred Forty-three (143) North, Range Sixty-two (62) West of the Fifth Principal Meridian, Stutsman County, North Dakota, LESS AND EXCEPTING THEREFROM Auditors Lot Number 28-1 of the Northwest Quarter (NW1/4) of Section Twenty-eight (28), Township One Hundred Forty-three (143) North, Range Sixty-two (62) West of the Fifth Principal Meridian, Stutsman County, North Dakota, described as follows:
Commencing at the NW comer of the N1/4 of said Section 28; thence S0°00’00”W (assumed bearing) along the west line of the NW1/4 of said Section 28, 185 .51 feet to the point of beginning; thence S87°41 ‘20”E, 630.00 feet; thence S0°00’ 00”W, 520.00 feet; thence N87°41 ‘20”W, 630.00 feet to a point on the west line of the NW V4 of said Section 28; thence N0°00’ 00”E, along the west line of the NW1/4 of said Section 28, 520.00 feet to the point of beginning.
PIN 11-2820000
Tract 103
Northeast Quarter of Section 29 Township 143 Range 62, LESS and EXCEPT Highway Right of Way, and ALSO LESS AND EXCEPT Auditors Lot 29-2 of the NW 1/4 of the NE 1/4 of Section 29, Township 143 North, Range 62 West, Stutsman County, North Dakota described as follows:
Commencing at the North Quarter corner of said Section; thence South 01 degrees 09 minutes 28 seconds east along the west line of said quarter, 601.37 feet; thence North 88 degrees 47 minutes 24 seconds East, 75.00 feet to the east right of way line of State

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Highway 9 and the point of beginning; thence continuing North 88 degrees 47 minutes 24 seconds east, 608.69 feet; thence South 01 degrees 52 minutes 39 seconds east, 471.01 feet; thence South 87 degrees 39 minutes 54 seconds west, 614.73 feet to the east right of way line of said Highway; thence North 01 degrees 09 minutes 28 seconds west along the east right of way line of said Highway. 483.05 feet to the point of beginning. Said tract contains 6.70 acres more or less.
PIN 11-2910000
Tract 104
Northwest Quarter of Section 29 Township 143 Range 62, less Auditor’s Lot 29-1 Courtenay Township, Stutsman County, North Dakota
PIN 11-2920000
Tract 105
Southwest Quarter of Section 28 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2830000
Tract 106
Southeast Quarter of Section 29 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2940000
Tract 107
East Half of the Southwest Quarter of Section 29 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2931000
Tract 108
Township 143 Range 62, Stutsman County, North Dakota:
Section 29: Auditor’s Lot 29-1, Courtenay Township, located in NW 1/4
PIN 11-2921041

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Tract 109
Auditor’s Lot 29-2, Courtenay Township, in part of the NW1/4NE1/4 of Section 29, Township 143, Range 62 West, Stutsman County, North Dakota, pursuant to the plat filed for record as Document No. X182115.
PIN 11-2912032
Tract 110
Auditor’s Lot 28-1, Courtenay Township within the Northwest Quarter of Section 28 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2822030
Tract 111
West Half of the Southwest Quarter of Section 29 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-2932000
Tract 112
Northeast Quarter of Section 30 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3010000
Tract 113
Northwest Quarter of Section 30 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3020000
Tract 114
Southwest Quarter of Section 30 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3030000
Tract 115
Southeast Quarter of Section 30 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3040000

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Tract 116
Northwest Quarter of Section 31 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3120000
Tract 117
Northeast Quarter of Section 32 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3210000
Tract 118
Northwest Quarter of Section 32 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3220000
Tract 119
Northwest Quarter of Section 33 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3320000
Tract 120
Southwest Quarter of Section 32 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3230000
Tract 121
Southwest Quarter of Section 33 Township 143 Range 62, Stutsman County, North Dakota
PIN 11-3330000
Tract 122
Government Lots 3 and 4 and South Half of Northwest Quarter of Section 4 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0420000

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Tract 123
Government Lots 1 and 2 and South Half of Northeast Quarter (comprising the fractional Northeast Quarter) of Section 5 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0510000
Tract 124
The East Half of Northwest Quarter of Section 5 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0521000
Tract 125
West Half of Northwest Quarter of Section 5 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0522000
Tract 126
Northeast Quarter of Section 6 Township 142 Range 62, Stutsman County, North Dakota
PIN: 22-0610000
Tract 127
Southwest Quarter of Section 6 Township 142 Range 62, Stutsman County, North Dakota also being the same as Government Lots 6 and 7 (comprising the fractional Southwest Quarter) and East Half of Southwest Quarter
PIN: 22-0630000
Tract 128
Southeast Quarter of Section 6 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0640000
Tract 129
Southwest Quarter of Section 5 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0530000

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Tract 130
Northwest Quarter of Section 7 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0720000
Tract 131
Northeast Quarter of Section 7 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0710000
Tract 132
Southwest Quarter of Section 7 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0730000
Tract 133
Southeast Quarter of Section 7 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0740000
Tract 134
Northeast Quarter of Section 8 Township 142 Range 62, Stutsman County, North Dakota
Tract 135
Northwest Quarter of Section 8 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0820000
Tract 136
Southwest Quarter of Section 8 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0830000
Tract 137
Southeast Quarter of Section 8 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-0840000

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Tract 138
Northeast Quarter of Section 17 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-1710000
Tract 139
Northwest Quarter of Section 17 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-1720000
Tract 140
Northwest Quarter of Section 18 Township 142 Range 62, Stutsman County, North Dakota
PIN 22-1820000
Tract 141
Northeast Quarter of Section 1 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-011
Tract 142
Northwest Quarter of Section 1 Township 143 Range 63, Stutsman County, North Dakota
PIN 02-0120000
Tract 143
Northeast Quarter less Auditor’s Lot 3-1 Ashland Township of Section 3 Township 142 Range 63, Stutsman County, North Dakota also being the same as Auditor’s Lot 3-1, Ashland Township, within the Northeast Quarter of Section 3 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0310000
Tract 144
Northeast Quarter of Northwest Quarter of Section 4 Township 142 Range 63, Stutsman County, North Dakota, also described as Lot #3 of Section 4, Township 142 Range 63, Stutsman County, North Dakota
PIN 02-04210000

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Tract 145
Southeast Quarter of Northwest Quarter of Section 4 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0424000
Tract 146
West Half of Northwest Quarter of Section 4 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0422000
Tract 147
North Half of Southwest Quarter of Section 4 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0431000
Tract 148
Southeast Quarter of Section 3 Township 142 Range 63, Stutsman County, North Dakota less Part of the Southeast Quarter of Section 3 Township 142 Range 63, Stutsman County, North Dakota, more particularly described as follows: Beginning at the SW corner of the SE¼ of Sec. 3, hence N.0°06’W. along the West line of said SE¼, 442 feet, hence S.88°58’E. 527 feet, hence S. 0°54W. 432.5 feet to the South line of said SE¼, thence West along the South line 591.3 feet to the point of beginning
PIN02-0340000
Tract 149
Southwest Quarter of Section 2 Township 142 Range 63, Stutsman County, North Dakota less Auditor’s Lot 2-1, Ashland Township and a tract Beginning at the SW corner of Sec. 2-142-63 and running 12 rods north in the west line of said Sec. 2; thence 36 rods due east; thence 12 rods due south; thence 36 rods west on south line of said section to the place of beginning
PIN 02-0230000
Tract 150
North Half of Southeast Quarter of Section 2 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0241000

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Tract 151
South Half of Southeast Quarter of Section 2 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0243
Tract 152
East Half of Southwest Quarter of Section 11 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1131
Tract 153
Northwest Quarter of Section 12 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1220000
Tract 154
Northeast Quarter of Section 11 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1110000
Tract 155
Northwest Quarter of Section 11 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1120000
Tract 156
West Half of Southwest Quarter of Section 11 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1132000
Tract 157
Southeast Quarter of Section 11 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1140000

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Tract 158
Southwest Quarter of Section 12 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1230000
Tract 159
Southeast Quarter of Section 12 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1240000
Tract 160
Northeast Quarter of Section 13 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1310000
Tract 161
Northeast Quarter of Section 14 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1410000
Tract 162
Northwest Quarter of Section 14 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1420000
Tract 163
Northwest Quarter of Section 13 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1320000
Tract 164
Northwest Quarter of Section 24 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-2420000

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Tract 165
Southwest Quarter of Section 13 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-1330000
Tract 166
Southwest Quarter of Section 24 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-2430000
Tract 167
Northwest Quarter of Section 25 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-2520000
Tract 168
Northeast Quarter of Section 25 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-2510000
Tract 169
Lots 1 and 2 and Northeast Quarter of the Southwest Quarter (comprising the fractional Southwest Quarter) of Section 25 Township 142 Range 63 less Auditor’s Lot 25-3 Ashland Township, Stutsman County, North Dakota
PIN 02-2531000
Tract 170
Southeast Quarter of Section 25 Township 142 Range 63, Stutsman County, North Dakota less and except Auditor’s Lots 25-1 and 25-2 Ashland Township also being the same as
The Southeast Quarter (SE 1/4) of Section Twenty-five (25), Township One Hundred Forty-two (142), Range Sixty-three (63), Stutsman County North Dakota, less and except Auditors Lot 25-1 described as follows:
Commencing at the NE comer of said Section 25, thence S0°45’31 “E, along the east line of said Section 25, 3523.87 feet to the point of beginning; thence continuing S0°45’3 l “E along the east line of said Section 25, 463.08 feet; thence N88°43’31”W, 275.91 feet;

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thence N1°00’00”W, 98.85 feet; thence S89°00’00”W, 582.85 feet; thence N2°40’46”W, 398.18 feet; thence S88°39’10”E, 872.63 feet to the point of beginning. Said tract of land contains 8.033 acres more or less.
AND also less and except Auditors Lot 25-2 described as follows:
Commencing at the NE comer of said Section 25; thence 80°45’31 “E, along the east line of said Section 25, 3986.95 feet; thence N88°43’3 l “W, 275.91 feet; thence Nl 0 00’00”W, 98.85 feet; thence S89°00’00”W, 50.00 feet to the point of beginning; thence Sl 0 00’00’’E, 96.87 feet; thence N88°43 ‘31 “W, 531.05 feet; thence N2°40’ 46”W, 75.82 feet; thence N89°00’00”E, 532.85 feet to the point of beginning. Said tract of land contains 1.054 acres more or less.
PIN 02-2540000
Tract 171
Auditor’s Lot 25-3 Ashland Township within Southwest Quarter of Section 25 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-2531040
Tract 172
Northwest Quarter of Section 36 Township 142 Range 63, less Highway, Stutsman County, North Dakota
PIN 02-3620000
Tract 173
Southwest Quarter of Section 36 Township 142 Range 63, less a parcel of land in the SE¼SW¼ of Sec. 36-142-63, described as follows: Commencing at the south quarter corner of said Sec. 36, marked by a ¾ inch iron T-Bar with a cap stamped 1177; thence west along the south boundary of said Sec. 36, a distance of 85 feet; thence north at a 90° angle 210 feet to the point of beginning; thence continuing north 50 feet; thence west at a 90° angle 50 feet; thence south at a 90° angle 50 feet; thence east at a 90° angle 50 feet to the point of beginning, Stutsman County, North Dakota; also less the South 53 feet of Southwest quarter (SW¼ of Section 36 Township142 Range 63, except all that portion lying within 33 ft. of section line.
PIN 02-3630000
Tract 174
Lots 3 and 4 and South Half of Northwest Quarter of Section 1 Township 141 Range 63, less Highway, Stutsman County, North Dakota

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PIN 18-0120000
Tract 175
Southwest Quarter of Section 1 Township 141 Range 63, less Highway, Stutsman County, North Dakota
PIN 18-0130000
Tract 176
Northeast Quarter of Southeast Quarter of Section 2 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-0241000
Tract 177
Southeast Quarter of Southeast Quarter of Section 2 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-0244000
Tract 178
Northeast Quarter of Section 11 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-1110000
Tract 179
Southwest Quarter of Section 11 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-1130000
Tract 180
Southeast Quarter of Section 11 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-1140000
Tract 181
Northeast Quarter of Section 15 Township 141 Range 63 West, Stutsman County, North Dakota

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PIN 18-1510000
Tract 182
Northwest Quarter of Section 15 Township 141 Range 63 West, Stutsman County, North Dakota
PIN 18-1520000
Tract 183
Northeast Quarter of Section 16 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-1610000
Tract 184
Northeast Quarter of Section 17 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-1710000
Tract 185
Auditor’s Lot 3-1 Ashland Township within the Northeast Quarter of Section 3 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-0311014
Tract 186
North Half of Southeast Quarter and Southeast Quarter of Southeast Quarter of Section 8 Township 140 Range 63, Stutsman County, North Dakota
PIN 03-0840000
Tract 187
Northeast Quarter less part of the NE¼ of Sec. 20-140-63, LESS 7.32 acres more particularly described as follows: Beginning at a point on the East line of the NE¼ of Sec. 20-140-63, said point being S0°36’W 1,383.3 feet from the northeast corner of said NE¼, hence from this point of beginning continuing S0°36’W along said east line 557 feet, hence N87°22’W 573 feet, hence N0°36’E 557 feet, hence S87°22’E 573 feet to the point of beginning of Section 20 Township 140 Range 63, Stutsman County, North Dakota
PIN 03-2010000

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Tract 188
Southeast Quarter of Section 8 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-0840000
Tract 189
Southwest Quarter of Section 9 Township 141 Range 63, Stutsman County, North Dakota
PIN 18-0930000
Tract 190
Southwest Quarter of Section 1 Township 142 Range 63, Stutsman County, North Dakota
PIN 02-013000
Tract 191
Southeast Quarter of Section 17 Township 141 Range 63, Stutsman County, North Dakota less and except the north 935.8 feet of the West 625 feet of the East 700 feet of the Southeast Quarter
PIN 18-1740000
Tract 192
Auditor’s Lot 2-1, Ashland Township, being part of Southwest Quarter of Section 2 Township 142 Range 63, Stutsman County, North Dakota: more particularly described as follows:
Commencing at the SW corner of said Section 2; thence N0°00’00”W (assumed bearing) along the west line of said Section 2, 882.00 feet to the point of beginning; thence continuing N0°00’00”W along said west line, 845.00 feet; thence N87°40’00”E, 715. 59 feet; thence S0°00’00” W, parallel to the west line of said Section 2, 858.66 feet; thence S88°45’36”W, 715.17 feet to the point of beginning. Said tract contains 13.98 acres more or less.
PIN 02-0233020
Tract 193
Northwest Quarter less Auditor’s Lot 14-1 Fried township of Section 14, Township 141, Range 63, Stutsman County, North Dakota.
PIN 18-1420000

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Tract 194
Southeast Quarter of Section 9 Township 141 Range 63, Stutsman County, North Dakota less and except the following tracts: Commencing at the SE corner stake of Sec. 9-141-63 thence running due West 22 rods, thence running due North 18 rods, thence running due East 22 rods, thence running due South 18 rods to place of beginning and that part platted as the Town of Fried.
PIN 18-0940000
III. PROPERTIES IN THE STATE OF SOUTH DAKOTA

1.	The following described real property, situate, lying and being in the County of Minnehaha, to wit:

South Renner Substation

South Renner Substation Tract 1 in the Northeast Quarter (NE 1/4) of Section 25, Township 102 North, Range 50 West of the 5th P.M. Minnehaha County, South Dakota, according to the recorded plat thereof.

TRANSMISSION LINES OF THE COMPANY

The electric transmission lines of the Company, including towers, poles, pole lines, wires switch racks, switchboards, insulators and other appliances and equipment, and all other property forming a part thereof or appertaining thereto, and all service lines extending therefrom; together with all rights for or relating to the construction, maintenance of operation thereof, through, over, under or upon any private property of public street or highway within as well as without the corporate limits of any municipal corporation, and particularly the following described lines, to wit:

I.    IN THE STATE OF MINNESOTA

Line 5557

Carver County
Sections 4, 5, 6, 7, 9, 10, 11 & 12 Township 115 North, Range 24 West
Sections 4, 5, 8, 9, 10, 11 & 12, Township 115 North, Range 25 West
Sections 32 & 33, Township 116 North, Range 25 West

Line 5564

Hennepin County
Sections 35 & 36, Township 29 North, Range 24 West

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Line 5565

Hennepin County
Sections 35 & 36, Township 29 North, Range 24 West
An undivided tenant in common interest to Transmission Line No. 0954, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Douglas County
Section 7, Township 127 North, Range 35 West
Sections 1, 2, 3, 4, 5, 6 & 12, Township 127 North, Range 36 West
Sections 1, 2, 3, 4, 5 & 6, Township 127 North, Range 37 West
Section 1, Township 127 North, Range 38 West
Section 36, Township 128 North, Range 38 West

Stearns County
Section 6, Township 123 North, Range 29 West
Sections 3, 4, 5 & 6, Township 123 North, Range 30 West
Section 1, Township 123 North, Range 31 West
Sections 24, 25, 26, 27, 28, 29, 31 & 32, Township 124 North, Range 30 West
Sections 33, 34, 35 & 36, Township 124 North, Range 30 West
Sections 19, 28, 29, 30, 33, 34, 35 & 36, Township 124 North, Range 31 West
Sections 4, 9, 10, 15, 16, 21, 22, 23, 24, 26 & 27, Township 124 North, Range 32 West
Sections 4, 5, 6, 10, 15, 22, 27, 33 & 34, Township 125 North, Range 32 West
Sections 1, 3, 10, 11 &12, Township 125 North, Range 33 West
Sections 29, 30, 31, 32, 33 & 34, Township 126 North, Range 33 West
Sections 7, 18, 19, 20, 21, 25, 27, 28, 34, 35 & 36, Township 126 North, Range 34 West
Sections 1 & 12, Township 126 North, Range 35 West
Sections 26, 35 & 36, Township 127 North, Range 35 West

Todd County
Sections 7, 17, 18, 20, 21, 26, 27 & 28, Township 127 North, Range 35 West

An undivided tenant in common interest to Transmission Line No. 0956, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

Brown County
Sections 5, 7 & 8, Township 111 North, Range 33 West
Sections 29 & 32, Township 112 North, Range 33 West
Lyon County
Section 30, Township 112 North, Range 39 West
Sections 25, 26, 27, 28, 34 & 35, Township 112 North, Range 40 West

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Redwood County
Section 7, Township 111 North, Range 33 West
Sections 7, 8, 9, 10, 11 & 12, Township 111 North, Range 34 West
Sections 7, 8, 9, 10, 11 & 12, Township 111 North, Range 35 West
Sections 3, 4, 5, 6, 10, 11 & 12, Township 111 North, Range 36 West
Sections 1, 2, 3, 4 & 5, Township 111 North, Range 37 West
Section 6, Township 111 North, Range 38 West
Sections 1 & 2, Township 111 North, Range 39 West
Sections 31, 32 & 33, Township 112 North, Range 37 West
Sections 31, 32, 33, 34, 35 & 36, Township 112 North, Range 38 West
Sections 26, 27, 29, 30, 32, 33, 34 & 35, Township 112 North, Range 39 West

Renville County
Sections 8, 16, 17, 20, 21 & 29, Township 112 North, Range 33 West

An undivided tenant in common interest to Transmission Line No. 0957, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Brown County
Sections 5, 7 & 8, Township 111 North, Range 33 West
Sections 29 & 32, Township 112 North, Range 33 West
Lyon County
Section 30, Township 112 North, Range 39 West
Sections 25, 26, 27, 28, 34 & 35, Township 112 North, Range 40 West
Redwood County
Section 7, Township 111 North, Range 33 West
Sections 7, 8, 9, 10, 11 & 12, Township 111 North, Range 34 West
Sections 7, 8, 9, 10, 11 & 12, Township 111 North, Range 35 West
Sections 3, 4, 5, 6, 10, 11 & 12, Township 111 North, Range 37 West
Section 6, Township 111 North, Range 38 West
Sections 1 & 2, Township 111 North, Range 39 West
Sections 31, 32 & 33, Township 112 North, Range 37 West
Sections 31, 32, 33, 34, 35 & 36, Township 112 North, Range 38 West
Sections 26, 27, 29, 30, 32, 33, 34 & 35, Township 112 North, Range 39 West
Renville County
Sections 8, 16, 17, 20, 21 & 29, Township 112 North, Range 33 West
An undivided tenant in common interest to Transmission Line No. 0958, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

NAI-1500432715

Renville County
Sections 1, 2 & 3, Township 112 North, Range 32 West
Sections 2, 3, 4, 5 & 8, Township 112 North, Range 33 West
Section 31, Township 113 North, Range 31 West
Sections 31, 32, 33, 34 & 36, Township 113 North, Range 32 West
Sections 33, 34, 35 & 36, Township 113 North, Range 33 West

Scott County
Sections 16, 17, 18, 21, 22, 27, 34, 35 & 36, Township 113 North, Range 24 West
Sections 2, 3, 10, 11, 13, 14, 23 & 24, Township 113 North, Range 25 West
Section 35, Township 114 North, Range 25 West

Sibley County
Section 6, Township 112 North, Range 30 West
Sections 1, 2, 4, 5 & 6, Township 112 North, Range 31 West
Sections 5 & 6, Township 113 North, Range 26 West
Sections 1, 2, 3, 4, 5 & 6, Township 113 North, Range 27 West
Sections 1, 2, 3, 4, 7, 8, 9, 11 & 12, Township 113 North, Range 28 West
Sections 12, 13, 14, 15, 17, 18, 20, 21 & 22, Township 113 North, Range 29 West
Sections 13, 14, 15, 16, 17, 20, 24, 29 & 32, Township 113 North, Range 30 West
Sections 31, 32, 33, 34, 35 & 36, Township 113 North, Range 31 West
Sections 26, 27, 28, 29, 30 & 35, Township 114 North, Range 25 West
Sections 25, 26, 27, 31, 32, 33 & 34, Township 114 North, Range 26 West
Sections 32, 33, 35 & 36, Township 114 North, Range 27 West
An undivided tenant in common interest to Transmission Line No. 0959, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Renville County
Sections 1, 2 & 3, Township 112 North, Range 32 West
Sections 2, 3, 4, 5 & 8, Township 112 North, Range 33 West
Section 31, Township 113 North, Range 31 West
Sections 31, 32, 33, 34 & 36, Township 113 North, Range 32 West
Sections 33, 34, 35 & 36, Township 113 North, Range 33 West
Scott County
Sections 16, 17, 18, 21, 22, 27, 34, 35 & 36, Township 113 North, Range 24 West
Sections 2, 3, 10, 11, 13, 14, 23 & 24, Township 113 North, Range 25 West
Section 35, Township 114 North, Range 25 West
Sibley County
Section 6, Township 112 North, Range 30 West
Sections 1, 2, 4, 5 & 6, Township 112 North, Range 31 West
Sections 5 & 6, Township 113 North, Range 26 West
Sections 1, 2, 3, 4, 5 & 6, Township 113 North, Range 27 West

NAI-1500432715

Sections 1, 2, 3, 4, 7, 8, 9, 11 & 12, Township 113 North, Range 28 West
Sections 12, 13, 14, 15, 17, 18, 20, 21 & 22, Township 113 North, Range 29 West
Sections 13, 14, 15, 16, 17, 20, 24, 29 & 32, Township 113 North, Range 30 West
Sections 31, 32, 33, 34, 35 & 36, Township 113 North, Range 31 West
Sections 26, 27, 28, 29, 30 & 35, Township 114 North, Range 25 West
Sections 25, 26, 27, 31, 32, 33 & 34, Township 114 North, Range 26 West
Sections 32, 33, 35 & 36, Township 114 North, Range 27 West
An undivided tenant in common interest to Transmission Line No. 0960, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Scott County
Sections 13, 14, 15, 16, 17 & 18, Township 113 North, Range 21 West
Sections 13, 19, 20, 21, 22, 23, 24, 25, 26, 28, 29 & 30, Township 113 North, Range 22 West
Sections 19, 20, 21, 22, 23, 25, 26 & 30, Township 113 North, Range 23 West
Sections 25 & 26, Township 113 North, Range 24 West
An undivided tenant in common interest to Transmission Line No. 0961, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Dakota County
Sections 2, 3, 4, 5, 7, 8, 10 & 11, Township 113 North, Range 19 West
Sections 7, 8, 9, 10, 11, 12, 13, 15, 16 & 18, Township 113 North, Range 20 West
Section 13, Township 113 North, Range 21 West
Sections 31 & 32, Township 114 North, Range 18 West
Sections 35 & 36, Township 114 North, Range 19 West

Scott County
Section 13, Township 113 North, Range 21 West
An undivided tenant in common interest to Transmission Line No. 0965, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Goodhue County
Sections 25, 26, 27, 28, 29, 30 & 36, Township 109 North, Range 15 West
Section 6, Township 108 North, Range 12 West
Sections 1, 2, 3, 4, 7, 8 & 9, Township 108 North, Range 13 West
Sections 6, 7, 8, 9, 10, 11 & 12, Township 108 North, Range 14 West

Wabasha County

NAI-1500432715

Sections 29, 30 & 31, Township 110 North, Range 9 West
Section 36, Township 110 North, Range 10 West
Sections 1, 2, 10, 15, 16, 20, 21, 29, 30 & 36, Township 109 North, Range 10 West
Sections 35 & 36, Township 109 North, Range 11 West
Sections 1, 2, 3, 4, 5 & 6, Township 108 North, Range 11 West
Sections 1, 2, 3, 4, 5 & 6, Township 108 North, Range 12 West
An undivided tenant in common interest to Transmission Line No. 0972, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Lincoln County
Section 6, Township 112 North, Range 43 West
Sections 1, 2, 3, 4, 5 & 6, Township 112 North, Range 44 West
Sections 1, 2, 3, 5, 6, 7, 8, 9 & 10, Township 112 North, Range 45 West
Sections 1, 2, 3, 4, 5, 8, 17, 20, 28, 29, 30 & 32, Township 112 North, Range 46 West
Sections 25 & 26, Township 112 North, Range 47 West
Section 31, Township 113 North, Range 43 West
Sections 28, 29, 31 & 32, Township 112 North, Range 40 West
Sections 1, 2, 3, 4, 5, 6, 11, 12, 13, 14, 23, 24, 26, 35 & 36, Township 112 North, Range 41 West
Sections 1, 2, 3, 4, 5 & 6, Township 112 North, Range 42 West
Sections 1, 3 & 6, Township 112 North, Range 43 West
Sections 31, 32, 34 & 35, Township 113 North, Range 41 West
Section 31, Township 11 North, Range 43 West
Sections 31, 32, 33, 34, 35 & 36, Township 113 North, Range 43 West
An undivided tenant in common interest to Transmission Line No. 5310, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Goodhue County
Sections 30 & 31, Township 109 North, Range 15 West
Section 36, Township 109 North, Range 16 West

Olmsted County
Sections 7 & 8, Township 107 North, Range 14 West
Sections 2, 11 & 12, Township 107 North, Range 15 West
Sections 4, 6, 7, 8, 9, 10, 15, 22, 26, 27 & 35, Township 108 North, Range 15 West
Section 36, Township 109 North, Range 16 West
An undivided tenant in common interest to Transmission Line No. 5558, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.

NAI-1500432715

Renville County
Sections 5, 6 & 8, Township 112 North, Range 33 West
Section 1, Township 112 North, Range 34 West

II.    IN THE STATE OF SOUTH DAKOTA

An undivided tenant in common interest to Transmission Line No. 0972, such ownership interest to be in accordance with the Asset Ownership Percentages described in Section 3. 1. 3. 1. 2 of the Project Participation Agreement dated as of August 18, 2010, for the CapX2020 Transmission Project.
Brookings County
Sections 3, 4, 9, 16, 21, 28, 29 & 30, Township 111 North, Range 47 West
Section 25, Township 111 North, Range 48 West
Section 27 & 34, Township 112 North, Range 47 West

ELECTRIC DISTRIBUTION SYSTEMS
Certain electric distribution systems of the Company, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, manholes, cables and other appliances and equipment and all other property, real or personal, forming a part of, appertaining to, or used, occupied or enjoyed in connection with such distribution systems, or any of them, and all rights of way, easements, permits, privileges, franchises and statutory rights in, or relating to, the construction, maintenance or operation thereof, through, over, under, or any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation, such as systems being more particularly described as follows:

I.    IN THE STATE OF MINNESOTA

ANOKA COUNTY

Hilltop	Lent Twp.
Linwood Twp.	Mounds View
New Brighton	Wyoming Twp.

BENTON COUNTY

Brockway Twp.	Gilmanton Twp.
Mayhew Lake Twp.	Minden Twp.
St. George Twp.	Watab Twp.

BLUE EARTH COUNTY

Beauford	Danville Twp.
Decoria Twp.	Garden City Twp.

NAI-1500432715

Jamestown Twp.	Kasota Twp.
Le Ray Twp.	Lime Twp.
Lincoln Twp.	Lyra Twp.
McPherson Twp.	Medo Twp.
Smiths Mill

BROWN COUNTY

Leavenworth Twp.	Milford Twp.
Prairieville Twp.

CARVER COUNTY

Benton Twp.	Camden Twp.
Chaska	Dahlgren Twp.
Faxon Twp.	Franklin Twp.
Hancock Twp.	Hollywood Twp.
Laketown Twp.	San Francisco Twp.
Shorewood	Winsted Twp.
Young America Twp.

CHIPPEWA COUNTY

Edwards Twp.	Granite Falls Twp.
Leenthrop Twp.	Lone Tree Twp.
Rheiderland Twp.	Rosewood Twp.
Sparta Twp.	Stoneham Twp.
Tunsberg Twp.

CHISAGO COUNTY

Amador Twp.	Kost
Lent Twp.	North Branch
Palmdale

CLAY COUNTY

Alliance Twp.	Barnesville Twp.
Elkton Twp.	Elmwood Twp.
Flowing Twp.	Holy Cross Twp.
Keene Twp.	Kurtz Twp.
Moland Twp.	Morken Twp.
Oakport Twp.	Riverton Twp.
Spring Prairie Twp.	Viding Twp.

NAI-1500432715

DAKOTA COUNTY

Apple Valley	Empire Twp.
Eureka Twp.	Fort Snelling
Greenvale Twp.	Marshan Twp.
Nininger Twp.	Northfield
Sciota Twp.	Webster Twp.

DODGE COUNTY

Ashland Twp.	Canisteo Twp.
Cherry Grove Twp.	Concord Twp.
Ellington Twp.	Kenyon Twp.
Milton Twp.	Ripley Twp.
Roscoe Twp.

DOUGLAS COUNTY

Gordon Twp.	Orange Twp.

FARIBAULT COUNTY

Danville Twp.	Lura Twp.
Mapleton Twp.

FREEBORN COUNTY

Bancroft Twp.	Bath Twp.
New Richland Twp.

GOODHUE COUNTY

Belle Creek Twp.	Belvidere Twp.
Cherry Grove Twp.	Featherstone Twp.
Florence Twp.	Hay Creek Twp.
Holden Twp.	Keyon Twp.
Lake City	Minneola Twp.
Northfield Twp.	Randolph Twp.
Roscoe Twp.	Warsaw Twp.
HENNEPIN COUNTY

Chanhassen	Columbia Heights
Coon Rapids	Fort Snelling
Franklin Twp.	Fridley
Greenwood	Hanover
Lauderdale	Maple Grove

NAI-1500432715

New Brighton	Roseville
St. Michael	St. Anthony
Watertown Twp.	University of Minnesota
MSP International Airport
HOUSTON COUNTY

Dresbach Twp.
ISANTI COUNTY

Lent Twp.	Oxford Twp.
KANDIYOHI COUNTY

Burbank Twp.	East Lake Lillian Twp.
Edwards Twp.	Gennessee Twp.
Holland Twp.	Irving Twp.
Lake Henry Twp.	Roseville Twp.
LAC QUI PARLE COUNTY

Camp Release Twp.	Sparta Twp.
Stony Run Twp.
LE SUEUR COUNTY

Kasota Twp.	Lanesburgh Twp.
Morristown Twp.	New Prague
Tyrone Twp.
LINCOLN COUNTY

Hope Twp.	Lake Benton Twp.
LYON COUNTY

Custer Twp.	Lucas Twp.
Lyons Twp.	Monroe Twp.
Rock Lake Twp.	Shelburne Twp.
Springdale Twp.
McLEOD COUNTY

Bergen Twp.	Brownston
Collins Twp.	Glencoe Twp.
Hale Twp.	Helen Twp.
Rich Valley Twp.	Round Grove Twp.

NAI-1500432715

Sumter Twp.
MEEKER COUNTY

Action Twp.	Collinwood Twp.
Eden Lake Twp.	Eden Valley
Forest Prairie Twp.	Maine Prairie Twp.
Manannah Twp.	Paynesville Twp.
Stockholm Twp.	Swede Grove Twp.
Union Grove Twp.	Watkins
MOWER COUNTY

Hayfield Twp.
MURRAY COUNTY

Chanarambie Twp.	Fenton Twp.
Leeds Twp.	Monroe Twp.
Murray Twp.	Shetek Twp.
Springdale Twp.
NICOLLET COUNTY

Belgrade Twp.	Brighton Twp.
Granby Twp.	Lime Twp.
Mankato	North Mankato
NORMAN COUNTY

Ada	McDonaldsville Twp.
Winchester Twp.
OLMSTED COUNTY

Kalmar Twp.	Mantorville Twp.
Milton Twp.	New Haven Twp.
Pine Island	Roscoe Twp.
Salem Twp.
PINE COUNTY

Rock Creek
PIPESTONE COUNTY

Aetna Twp.	Altona Twp.
Burke Twp.	Eden Twp.
Elmer Twp.	Grange Twp.

NAI-1500432715

Gray Twp.	Hope Twp.
Osborne Twp.	Rock Twp.
Sweet Twp.

POPE COUNTY

Bangor Twp.	Ben Wade Twp.
Brooten	Lake Johanna Twp.
Leven Twp.	Lowry
Minnewaska Twp.	Orange Twp.
Reno Twp.	White Bear Lake Twp.

RAMSEY COUNTY

Blaine	Circle Pines
Grant Twp.	Hugo
Lino Lakes	St Anthony

REDWOOD COUNTY

Brookville Twp.	Kintire Twp.
Paxton Twp.	Prairieville Twp.
Sherman Twp.	Springdale Twp.
Swedes Forest	Three Lakes Twp.

RENVILLE COUNTY

Birch Cooley Twp.	Collins Twp.
Crooks Twp.	Emmet Twp.
Ericson Twp.	Hawk Creek Twp.
Melville Twp.	Moltke Twp.
Norfolk Twp.	Preston Lake Twp.
Sacred Heart Twp.	Stewart
Troy Twp.	Wang Twp.
Wellington Twp.

RICE COUNTY

Bridgewater Twp.	Dennison
Forest Twp.	Greenvale Twp.
New Market Twp.	Richland Twp.
Sciota Twp.	Shieldsville Twp.
Walcott Twp.	Waterford Twp.
Wells Twp.	Wheatland Twp.
Wheeling Twp.

NAI-1500432715

ROCK COUNTY

Eden Twp.	Jasper
Rose Dell Twp.

SCOTT COUNTY

Burnsville	Credit River Twp.
Helena Twp.	Sand Creek Twp.
Spring Lake Twp.

SHERBURNE COUNTY

Haven Twp.	Lynden Twp.

SIBLEY COUNTY

Arlington	Bismark Twp.
Faxon Twp.	Glencoe Twp.
Grafton Twp.	Moltke Twp.
Preston Lake Twp.	Severance Twp.
Sibley Twp.	Washington Lake Twp.
Young America Twp.

STEARNS COUNTY

Brockway Twp.	Clearwater
Collegeville Twp.	Crow Lake Twp.
Eden Lake Twp.	Eden Valley
Getty Twp.	Grove Twp.
Haven Twp.	Holdingford
Krain Twp.	Le Sauk Twp.
Luxemburg Twp.	Lynden Twp.
Main Prairie Twp.	Melrose Twp.
Millwood Twp.	Munson Twp.
North Fork Twp.	Oak Twp.
Saint Martin Twp.	Saint Wendel Twp.
Sauk Centre	Sauk Rapids
Wakefield Twp.	Watab Twp.
Zion Twp.

STEELE COUNTY

Deerfield Twp.	Lemond Twp.

NAI-1500432715

TODD COUNTY

Gordon Twp.	Osakis
WABASHA COUNTY

Bellechester	Belvidere Twp.
Chester Twp.	Florence Twp.
Gillford Twp.	Glasgow Twp.
Greenfield Twp.	Highland Twp.
Hyde Park Twp.	Lake Twp.
Mount Pleasant Twp.	Oakwood Twp.
Pepin Twp.	Pine Island Twp.
Watopa Twp.
WASECA COUNTY

Alton Twp.	Blooming Grove Twp.
Deerfield Twp.	Elysian Twp.
Freedom Twp.	Iosco Twp.
Janesville	Lemond Twp.
Meriden Twp.	Morristown Twp.
New Richland Twp.	Saint Mary Twp.
Waseca	Waterville Twp.
Wilton Twp.	Woodville Twp.
WASHINGTON COUNTY

Chisago Lake Twp.	Denmark Twp.
Franconia Twp.	Grant Twp.
Grey Cloud Island Twp.	Inver Grove Heights
Maplewood	May Twp.
New Scandia Twp.	North St. Paul
Point Douglas	Somerset
South Saint Point	West Lakeland Twp.
White Bear Lake	Withrow
Wyoming Twp.
WINONA COUNTY

Dresbach	Hillsdale Twp.
Homer Twp.	Minneiska
Mount Vernon Twp.	New Hartford Twp.
Nodine	Norton Twp.
Pleasant Hill Twp.	Ridgeway
Whitewater Twp.	Wilson Twp.
Wiscoy Twp.

NAI-1500432715

WRIGHT COUNTY

Albion Twp.	Big Lake Twp.
Buffalo	Clear Lake Twp.
Corinna Twp.	Delano
Franklin Twp.	Maple Lake Twp.
Marysville	Middleville Twp.
Rockford	Rogers
Stockholm Twp.	Victor Twp.
Waverly	Woodland Twp.

YELLOW MEDICINE COUNTY

Friendship Twp.	Granite Falls
Libson Twp.	Minnesota Falls Twp.
Montevideo	Posen Twp.
Sandnes Twp.	Sparta Twp.
Stony Run Twp.	Chisago Lake Twp.
Franconia Twp.	Wyoming Twp.

II.    IN THE STATE OF NORTH DAKOTA

CASS COUNTY

Barnes	Mapleton Twp.
Reed Twp.	Stanley Twp.

GRAND FORKS COUNTY

Allendale Twp.	Americus Twp.
Arvilla Twp.	Buxton Twp.
Falconer Twp.	Michigan Twp.
Stavanger Twp.	Walle Twp.

McHENRY COUNTY

Velva Twp.

TRAILL COUNTY

Ervin Twp.	Garfield Twp.
Lindaas Twp.	Reynolds
Roseville Twp.	Viking Twp.

NAI-1500432715

WARD COUNTY

Des Lacs	Foxholm Twp.
Harrison Twp.	Kirkelie Twp.
Mandan Twp.	Minot
Nedrose Twp.	Moorhead

III.    IN THE STATE OF SOUTH DAKOTA
BROOKINGS COUNTY

Sherman

HANSON COUNTY

Jasper Twp.	Jefferson Twp.
Pleasant Twp.	Wayne Twp.

HUTCHINSON COUNTY

Silver Lake Twp.

LAKE COUNTY

Badus Twp.	Concord Twp.
Farmington Twp.	Herman Twp.

LINCOLN COUNTY

Dayton Twp.	Delapre Twp.
Grant Twp.	Lynn Twp.
Perry Twp.	Sioux Falls
Springdale Twp.

McCOOK COUNTY

Grant Twp.	Greenland Twp.
Jefferson Twp.	Pearl Twp.
Spring Valley Twp.	Sun Prairie Twp.
Union Twp.

MINER COUNTY

Clearwater Twp.	Clinton Twp.
Howard Twp.	Miner Twp.
Redstone Twp.	Vermillion Twp.
Winfred Twp.

NAI-1500432715

MINNEHAHA COUNTY

Benton Twp.	Brandon Twp.
Edison Twp.	Highland Twp.
Lyons Twp.	Mapleton Twp.
Palisade Twp.	Split Rock Twp.
Sverdrup Twp.	Valley Springs
Wall Lake Twp.	Wayne Twp.
Wellington Twp.

MOODY COUNTY

Enterprise Twp.

SANBORN COUNTY

Diana Twp.	Logan Twp.
Union Twp

TURNER COUNTY

Germantown Twp.	Grant Twp.
Middleton Twp.	Perry Twp.
Rosefield Twp.

NAI-1500432715

SCHEDULE B
Recording Information Regarding Supplemental and Restated Trust Indenture dated May 1, 1988
State of Minnesota

County	Date of Recording	Document Number	Book/Page (if applicable)
Anoka (Torrens)	11/29/1988	181145
Anoka (Abstract)	11/29/1988	832568
Benton (Abstract)	11/29/1988	190574
Blue Earth (Torrens)	11/28/1988	37394
Blue Earth (Abstract)	11/28/1988	304cr087
Brown (Abstract)	11/29/1988	251892
Carver (Abstract)	11/28/1988	101412
Carver (Torrens)	11/28/1988	59272
Chippewa (Abstract)	11/28/1988	208437	Book 124, Page 253
Chisago (Abstract)	11/28/1988	214037
Clay (Abstract)	11/28/1988	418408
Dakota (Abstract)	11/28/1988	867502
Dakota (Torrens)	11/28/1988	210144
Dodge (Abstract)	11/29/1988	75435	Book 109, Page 814
Dodge (Torrens)	11/29/1988	1780
Douglas (Abstract)	11/28/1988	94699
Goodhue (Abstract)	11/28/1988	324383
Hennepin (Abstract)	11/23/1988	5480278
Hennepin (Torrens)	11/23/1988	1977022
Houston (Abstract)	11/28/1988	156468	Book 353, Page 444
Kandiyohi (Abstract)	11/28/1988	337360
LeSueur (Abstract)	11/28/1988	212560
Lincoln (Abstract)[1]	12/10/1993	140656	Book 126, Page 62
Lyon (Abstract)	11/28/1988	72618	Book 273, Page 167
Martin (Abstract)	4/29/2015	2015R-424949
McLeod (Abstract)	11/29/1988	225742	Book 259, Page 425
McLeod (Torrens)	11/29/1988	13106
Meeker (Abstract)	11/28/1988	226716	Book 579, Page 272
Morrison (Abstract)	4/28/2015	535016
Mower (Abstract)	11/29/1988	390965	Book 443, Page 475
Murray (Abstract)	11/28/1988	179222
Nicollet (Abstract)	11/28/1988	173585	Book 232, Page 280
Nobles (Abstract)[2]	6/21/2007	314645
Norman (Abstract)	11/29/1988	180366

[1] Recording information is regarding the Supplemental Trust Indenture dated December 1, 1993
[2] Recording information is regarding the Supplemental Trust Indenture dated June 1, 2007

NAI-1500432715

County	Date of Recording	Document Number	Book/Page (if applicable)
Pipestone (Abstract)	11/29/1988	158524	Book 277, Page 311
Pope (Abstract)	11/28/1988	175439	Book 88, Page 31
Ramsey (Abstract)	11/28/1988	2470568
Ramsey (Torrens)	11/28/1988	884195
Redwood (Abstract)	11/28/1988	256933	Book 212, Page 713
Renville (Abstract)	11/29/1988	269077	Book 200, Page 46
Rice (Abstract)	11/29/1988	334010	Book 503, Page 69
Rock (Abstract)[3]	3/14/2008	168525
Roseau (Abstract)	9/16/1991	198662	Book 373, Page 210
Sherburne (Abstract)	11/29/1988	224494
Sherburne (Torrens)	11/29/1988	11080
Steele (Abstract)[4]	6/29/2000	283212
Scott (Abstract)	11/28/1988	253860
Scott (Torrens)	11/28/1988	44347
Sibley (Abstract)	11/28/1988	143383	Book 99, Page 261
Stearns (Abstract)	11/29/1988	649221
Stearns (Torrens)	11/29/1988	18808
Wabasha (Abstract)	11/28/1988	185033	Book 149, Page 378
Waseca (Abstract)	11/29/1988	179370	Book 131, Page 7
Washington (Abstract)	11/28/1988	588235
Washington (Torrens)	11/28/1988	93239
Watonwan (Abstract)	11/29/1988	154112
Winona (Abstract)	11/28/1988	323976
Winona (Torrens)	11/28/1988	323976
Wright (Abstract)	11/28/1988	450576	Book 218, Page 950
Wright (Torrens)	11/28/1988	7562
Yellow Medicine (Abstract)	11/29/1988	194226	Book 182, Page 566

State of North Dakota

County	Date of Recording	Document Number
Cass	11/28/1988	695915
Grand Forks	11/29/1988	444310
Traill	11/29/1988	131627
Ward	11/29/1988	669918

[3] Recording information is regarding the Supplemental Trust Indenture dated March 1, 2008
[4] Recording information is regarding the Supplemental Trust Indenture dated June 1, 2000

NAI-1500432715

This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.
Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.
Return recorded document(s) to Bonnie Anderson, Xcel Energy, 414 Nicollet Mall (MP-7B), Minneapolis, Minnesota 55401.

NAI-1500432715